UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 9, 2015

Riviera Holdings Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-21430	88-0296885
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Las Vegas Boulevard South Las Vegas, Nevada	89109-1931
(Address of Principal Executive Offices)	(Zip Code)
(702) 794-9237
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01    Entry into a Material Definitive Agreement.

The information provided in Item 2.01 below is incorporated by reference herein.

Item 1.02    Termination of a Material Definitive Agreement.

The information provided in Item 2.01 below is incorporated by reference herein.

Item 2.01    Completion of Acquisition or Disposition of Assets.

On February 20, 2015, Riviera Holdings Corporation, a Nevada corporation (the “Company”), and Riviera Operating Corporation, a Nevada corporation and a wholly-owned subsidiary of the Company (“ROC”, and together with the Company, “Riviera”), entered into, and simultaneously closed, an Asset Purchase Agreement (the “Purchase Agreement”) with Las Vegas Convention and Visitors Authority, a local governmental entity of the State of Nevada (the “Buyer”). Pursuant to the Purchase Agreement, Buyer purchased certain assets of the Company, including the real property located at 2901 Las Vegas Boulevard South, Las Vegas, Nevada 89109 and all structures and improvements located on the property (collectively, the “Property”), and certain other assets (the “Transaction”) for a total purchase price of up to $182,500,000 (the “Purchase Price”).

The Purchase Agreement provides that Riviera will terminate their business operations at the Riviera Hotel and Casino (the “Hotel and Casino”) located on the Property within 180 days of the close of the Transaction (the “Business Closure”). Riviera will be responsible for the Business Closure, and the Buyer will take possession of the Property once there are only minimal assets remaining on the premises. A portion of the Purchase Price has been deposited with a third-party escrow agent under an Escrow Agreement (the “Escrow Agreement”). Part of the escrowed amounts will be released to the Company upon completion of the Business Closure, while a larger portion will be available to pay the costs of the Business Closure, as discussed more fully in the Purchase Agreement.

In order to provide Riviera with access to the Property and time to complete the Business Closure, at the close of the Transaction, ROC and the Buyer entered into a Lease Agreement (the “Lease”), pursuant to which ROC will lease the Property from the Buyer for the sole purpose of winding down Hotel and Casino operations. The Lease will be in effect for the duration of the Business Closure and will expire automatically when the Business Closure is complete. In addition, the Company has guaranteed the payment and performance of ROC’s obligations under the Lease by executing a Lease Guaranty concurrently with ROC’s execution of the Lease and the closing of the Transaction.

In order to conduct the Business Closure, Riviera entered into a Business Closure Agreement with Paragon Riviera LLC, a Nevada limited liability company (“Paragon”) on February 20, 2015 (the “Closure Agreement”). Paragon previously managed the Hotel and Casino on behalf of the Company pursuant to the Management Agreement (defined below). Pursuant to the Closure Agreement, Paragon will conduct operations at the Hotel and Casino for and on behalf of ROC and will effect the Business Closure. Paragon will receive a monthly fee in connection with the Closure Agreement.

Riviera and Paragon were previously parties to the Resort Management Agreement, dated as of June 21, 2013 (the “Management Agreement”), pursuant to which Paragon provided oversight of the executive level management at the Hotel and Casino, and provided financial, marketing, business and organizational strategy services to the Hotel and Casino. The term of the Management Agreement was two years from the date of execution, unless earlier terminated in accordance with its terms and conditions. The Management Agreement was terminated prior to its expiration date upon the closing of the Transaction and the execution of the Closure Agreement. Paragon will receive certain fees in connection with the termination of the Management Agreement.

The Company has attached hereto as Exhibit 2.1 a copy of the Purchase Agreement. The foregoing summaries are qualified in their entirety by the contents of the Purchase Agreement. The Purchase Agreement has been included to provide investors and security holders with information regarding their terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the registrant or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in our public disclosures.

Promptly after the closing of the Transaction, the Company repaid all outstanding indebtedness owed under (i) the Series A Credit Agreement, dated as of April 1, 2011, by and among the Company, as borrower, certain subsidiaries of the Company, as guarantors, Cantor Fitzgerald Securities, as administrative agent, and the lenders party thereto (the “Series A Credit Agreement”), and (ii) the Series B Credit Agreement, dated as of April 1, 2011, by and among the Company, as borrower, certain subsidiaries of the Company, as guarantors, Cantor Fitzgerald Securities, as administrative agent, and the lenders party thereto (the “Series B Credit Agreement”). The terms of the Series A Credit Agreement and the Series B Credit Agreement are described in the Company’s Current Report on Form 8-K, filed April 7, 2011, which information is incorporated by reference herein.

Item 2.05    Costs Associated with Exit or Disposal Activities.

The information provided in Item 2.01 is included by reference herein. In connection with the Transaction, the Company expects to effect the Business Closure and, as a consequence, cease all operations. In connection with and as a result of the Business Closure, the Company expects to incur material charges. At this time, the Company has determined that it is unable to identify and estimate the costs expected to be incurred in connection with the Business Closure. At such time as the Company determines that it is able to identify and estimate the costs, as required under Item 2.05, it will, within four business days, file an amendment to this Current Report on Form 8-K.

Item 5.07    Submission of Matters to a Vote of Security Holders.

Pursuant to the Company’s Articles of Incorporation and the Stockholders Agreement, dated as of April 1, 2011, by and among the Company, ROC, and the investors party thereto (the “Stockholders Agreement”), the Company solicited the consent of the sole holder of its Class A common stock (the “Class A Shareholder”) and the holders of its Class B common stock (the “Class B Shareholders,” and, together with the Class A Shareholders, the “Shareholders”). The Class A common stock is wholly-owned by a single entity that is indirectly controlled by two of the Company’s board members. The Class B common stock is not registered under Section 12 of the Securities Exchange Act of 1934, as amended. The Class A Shareholder and Class B Shareholders holding 8,315,328 shares returned consents approving (i) the Transaction and related transactions, including the Business Closure and cessation of gaming operations, as further described under Item 2.01, and (ii) the complete liquidation and dissolution of the Company in connection with the Transaction promptly after the completion of the Business Closure. The period in which the Shareholders were requested to return their consents ended February 9, 2015.

Item 8.01.    Other Events.

On February 20, 2015, the Company issued a joint press release with the Buyer announcing the execution of the Purchase Agreement and consummation of the Transaction. A copy of this press release is attached as Exhibit 99.1 hereto.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

2.1*	Asset Purchase Agreement, dated as of February 20, 2015, by and among Riviera Holdings Corporation, Riviera Operating Corporation, and Las Vegas Convention and Visitors Authority.
99.1	Press Release, dated February 20, 2015

* The Company has omitted from Exhibit 2.1 schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS
Certain statements in this Current Report on Form 8-K are forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995, as amended. All statements, other than statements of historical fact, included in this Current Report on Form 8-K that address activities, events or developments that we believe or anticipate will or may occur in the future are forward-looking statements. Such statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict, including, without limitation, whether the Company will successfully complete the closure of the Hotel and Casino in the time period described and at the costs estimated. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous risks, uncertainties and factors identified from time to time in the Company’s reports with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2013 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014. All forward-looking statements attributable to us or any persons acting on our behalf are expressly qualified in their entirety by these risks, uncertainties and factors. All guidance and forward-looking statements in this Current Report on Form 8-K are made as of the date hereof and we do not undertake any obligation to update any forecast or forward-looking statements, except as may be required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2015	RIVIERA HOLDINGS CORPORATION

	By:	/s/ Tullio Marcchione
		Name:	Tullio Marcchione
		Title:	Secretary

Exhibit Index

Exhibit No.	Description

2.1*	Asset Purchase Agreement, dated as of February 20, 2015, by and among Riviera Operating Corporation, Riviera Holdings Corporation, and Las Vegas Visitors and Convention Authority.
99.1	Press Release, dated February 20, 2015

* The Company has omitted from Exhibit 2.1 schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.